UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2007
VeraSun Energy Corporation
(Exact name of registrant as specified in its charter)

South Dakota (State or other jurisdiction of incorporation)	000-32913 (Commission File Number)	20-3430241 (I.R.S. Employer Identification No.)
100 22nd Avenue
Brookings, SD 57006
(Address of principal executive offices)
(605) 696-7200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
On March 12, 2007, VeraSun Energy Corporation announced that Bruce A. Jamerson had resigned as President of the Company. Mr. Jamerson will continue to serve as a director of the Company.A copy of the press release issued by the Company regarding Mr. Jamerson’s departure is attached as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01      FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99.1 Press Release dated March 12, 2007

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERASUN ENERGY CORPORATION
Date: March 12, 2007	By:	/s/ Donald L. Endres
Donald L. Endres
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by VeraSun Energy Corporation dated March 12, 2007